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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 3, 1999

                             TranSwitch Corporation
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             (Exact name of Registrant as specified in its charter)

                  Three Enterprise Drive, Shelton, Connecticut
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                    (Address of principal executive offices)

                                     06484
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                                   (Zip Code)

                                 (203) 929-8810
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               Registrant's telephone number, including area code


           Delaware                    0-25996                  06-1236189
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)
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ITEM 5.   Other Events.
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     On June 3, 1999, the Registrant effected a three-for-two stock split in the form of a three-for-two stock dividend, which stock split in the form of a dividend was paid to stockholders of record of the Registrant on April 26, 1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSWITCH CORPORATION



June 10, 1999                       By /s/ Michael F. Stauff
                                       --------------------------
                                         Michael F. Stauff
                                         Chief Financial Officer

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